Contract Prospectus - December 17, 1999
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The Contract. The contract described in this prospectus is a group or individual deferred variable annuity contract issued by Aetna Life Insurance and Annuity Company (the Company, we, us). It is issued as either a qualified Individual Retirement Annuity (IRA), a qualified Roth IRA, a qualified contract under certain employer sponsored retirement plans, or as a nonqualified deferred annuity contract.

Why Reading this Prospectus Is Important. This prospectus contains facts about the contract and its investment options you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully.
Table of Contents . . . page 3

Contract Design. The contract described in this prospectus is designed to:

o Help you save for retirement security while receiving beneficial tax treatment;

o Offer a variety of investment options to help meet long-term financial goals;

o     Provide a death benefit to the beneficiary you designate; and

o     Provide payments for life or for a specified period.

Purchase Payments/Premium Bonuses. We credit a premium bonus to your account for each eligible purchase payment you make. Purchase payments and any corresponding premium bonuses are allocated to the investment options you select.

Over time, the amount of the premium bonus may be more than offset by the fees associated with the bonus.

Getting Additional Information. You may obtain the December 17, 1999, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-238-6219. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may also be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 40 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

The contract is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured by the FDIC. The contract is subject to investment risk, including the possible loss of the principal amount of your investment.

Investment Options. The contract offers variable investment options and fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. Information about the risks of investing in the funds is located in the "Investment Option"
section in this prospectus and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

Fixed Interest Options.  o   ALIAC Guaranteed Account (the Guaranteed Account)

                         o   Fixed Account

Except as specifically mentioned, this prospectus describes only the investment options offered through the separate account. However, we describe the fixed interest options in appendices to this prospectus. There is also a separate Guaranteed Account prospectus.

Availability of Options. Some variable investment options or fixed interest options may be unavailable through your contract or in your state.

                                    The Funds

o  Aetna Balanced VP, Inc.

o  Aetna Income Shares d/b/a Aetna Bond VP

o  Aetna Growth VP

o  Aetna Variable Fund d/b/a Aetna Growth and Income VP

o  Aetna Index Plus Large Cap VP

o  Aetna International VP

o  Aetna Variable Encore Fund d/b/a Aetna Money Market VP

o  Aetna Real Estate Securities VP

o  Aetna Small Company VP

o  AIM V.I. Capital Appreciation Fund

o  AIM V.I. Growth Fund

o  AIM V.I. Growth and Income Fund

o  AIM V.I. Value Fund

o  Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio

o  Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio

o  Fidelity Variable Insurance Products Fund (VIP) High Income Portfolio

o  Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio

o  Janus Aspen Aggressive Growth Portfolio

o  Janus Aspen Balanced Portfolio

o  Janus Aspen Growth Portfolio

o  Janus Aspen Worldwide Growth Portfolio

o  MFS Total Return Series

o  Oppenheimer Aggressive Growth Fund/VA

o  Oppenheimer Main Street Growth & Income Fund/VA

o  Oppenheimer Strategic Bond Fund/VA

o  Portfolio Partners (PPI) MFS Emerging Equities Portfolio

o  Portfolio Partners (PPI) MFS Research Growth Portfolio

o  Portfolio Partners (PPI) MFS Value Equity Portfolio

o  Portfolio Partners (PPI) Scudder International Growth Portfolio

                                TABLE OF CONTENTS
Contract Overview                                                              4

o Contract Design -- Contract Facts -- Questions: Contacting the Company - Sending Forms and Written Requests in Good Order - Sending Additional Purchase Payments - Contract Phases: The Accumulation Phase, The Income Phase

Fee Table                                                                      7

Condensed Financial Information                                               11

Investment Options                                                            11

Transfers Among Investment Options                                            13

Purchase and Rights                                                           15

Premium Bonus                                                                 16

Right to Cancel                                                               19

Fees                                                                          20

Your Account Value                                                            23

Withdrawals                                                                   26

Systematic Distribution Options                                               28

Death Benefit                                                                 29

The Income Phase                                                              33

Taxation                                                                      37

Other Topics                                                                  45

o The Company -- Variable Annuity Account B -- Contract Distribution -- Payment of Commissions -- Payment Delay or Suspension -- Performance Reporting -- Voting Rights -- Contract Modifications -- Transfer of
      Ownership: Assignment -- Involuntary Terminations -- Legal Matters and Proceedings -- Year 2000 Readiness

Contents of the Statement of Additional Information                           50

Appendix I -- ALIAC Guaranteed Account                                        51

Appendix II -- Fixed Account                                                  54

Appendix III -- Description of Underlying Funds                               55

                                Contract Overview
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The following is intended as a summary. Please read each section of this prospectus for additional detail.

Contract Design

The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The term "contract" in this prospectus refers to individual contracts and to certificates issued under group contracts.

Contract Facts

Premium Bonus. We will credit a premium bonus to your account whenever you make an eligible purchase payment. Your initial purchase payment is always eligible for a premium bonus. Thereafter, any withdrawals you make from the contract reduce dollar-for-dollar the eligibility of subsequent purchase payments for a premium bonus.

To determine the eligibility of subsequent purchase payments for a premium bonus, we subtract the sum of your withdrawals from the sum of your purchase payments. The result equals your net cumulative purchase payments. Next, we subtract from the net cumulative purchase payment amount the sum of your previous purchase payments upon which we paid a premium bonus, which results in the amount of the purchase payment eligible for a premium bonus. See "Premium Bonus" for an example of the effect of withdrawals on eligibility for a premium bonus.

The amount of your premium bonus is a certain percentage of the eligible purchase payment. The particular percentage is determined according to the following schedule, which is based on three ranges of net cumulative purchase payments.

         Net Cumulative Purchase Payments            Premium Bonus Percentage
         --------------------------------            ------------------------

         $1,500 to $14,999                                    2.00%

         $15,000 to $2,499,999                                4.00%

         $2,500,000 or more                                   5.00%

The premium bonus is included in your account value and will be allocated among the investment options you have selected in the same proportion as the purchase payment. In certain circumstances, a premium bonus previously credited to your account will not be included when calculating the death benefit or income phase payments. See "Premium Bonus," "Death Benefit - Death Benefit Amount" and "The Income Phase - Premium Bonus." Also, if you exercise your free look privilege and cancel your contract, the amount refunded to you will not include any premium bonus. See "Right to Cancel."

Free Look/Right to Cancel. You may cancel your contract within 10 days (some states require more than 10 days) of receipt. See "Right to Cancel."

Death Benefit. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. The amount of the death benefit will depend on the death benefit option selected, and once a death benefit option is selected it may not be changed. Each death benefit option has a different mortality and expense risk charge. See "Fees" and "Death Benefit." Any death benefit during the income phase will depend upon the income phase payment option selected. See "The Income Phase."

Withdrawals. During the accumulation phase, you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Internal Revenue Code of 1986, as amended (Tax Code), restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.

Systematic Distribution Options. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees and Expenses. Certain fees and expenses are deducted from the value of your contract. See "Fee Table" and "Fees."


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Questions: Contacting the Company. To answer your questions, contact your local representative or write or call our Home Office at:

Aetna Financial Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1258

1-800-238-6219

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.
Sending Additional Purchase Payments.

Use one of the following addresses when sending additional purchase payments.

If using the U.S. Postal Service:

ALIAC
Attn: New Business Unit
P.O. Box 30670
Hartford, CT 06150-0670

If using express mail:

Fleet Bank/ALIAC #30670
Lockbox - CT/EH F03E
99 Founders Plaza, 3rd Floor
East Hartford, CT 06108

Express mail packages should not be sent to the P.O. Box Address.
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Taxation. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g. IRAs or 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Taxes will generally be due when you receive a distribution of earnings. Tax penalties may apply in some circumstances. See "Taxation."

Contract Phases

I. The Accumulation Phase (accumulating dollars under your contract)

STEP 1: You provide us with your completed application and initial purchase payment. We establish an account for you and credit that account with your initial purchase payment and premium bonus.

STEP 2: You direct us to invest your purchase payment and the premium bonus in one or more of the following investment options:

(a)  Fixed Interest Options; or

(b) Variable Investment Options. (The variable investment options are the subaccounts of Variable Annuity Account B. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

                                  ------------
                                   Payments to
                                  Your Account
                                  ------------
                                     Step 1
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                    Aetna Life Insurance and Annuity Company
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             (a)                     Step 2      (b)
             -----------                         -------------------------------
                Fixed                                   Variable Annuity
              Interest                                     Account B
               Options                             Variable Investment Options

             -----------                         -------------------------------
                                                         The Subaccounts
                                                 -------------------------------
                                                     A          B         Etc
                                                 -------------------------------
                                                        Step 3
                                                 ---------------------
                                                  Mutual       Mutual
                                                  Fund A       Fund B
                                                 ---------------------

II. The Income Phase (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract, you may select from the options available. The contract offers several income phase payment options (see "The Income Phase"). In general, you may:

o     Receive income phase payments for a specified period of time or for life;

o Receive income phase payments monthly, quarterly, semi-annually or annually;

o Select an income phase payment option that provides for payments to your beneficiary; or

o Select fixed income phase payments or payments that vary based upon the performance of the variable investment options you select.

                                    Fee Table
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The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for fees that may apply after you begin receiving income phase payments under the contract.

Maximum Transaction Fees

Early Withdrawal Charge. (As a percentage of purchase payments withdrawn.)
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 Years From Receipt of Purchase Payment             Early Withdrawal Charge
 --------------------------------------             -----------------------

               Less than 3                                    8%

        3 or more but less than 4                             7%

        4 or more but less than 5                             6%

        5 or more but less than 6                             5%

        6 or more but less than 7                             4%

        7 or more but less than 8                             3%

                8 or more                                     0%
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Annual Maintenance Fee ................................................$30.00(1)

Transfer charge ........................................................$0.00(2)

Maximum Fees Deducted from Investments in the Separate Account

Amount During the Accumulation Phase. (Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

Death Benefit Option I

        Mortality and Expense Risk Charge                               1.25%

        Administrative Expense Charge                                   0.15%
                                                                        -----

        Total Separate Account Expenses                                 1.40%

Death Benefit Option II

        Mortality and Expense Risk Charge                               1.45%

        Administrative Expense Charge                                   0.15%
                                                                        -----

        Total Separate Account Expenses                                 1.60%

Amount During the Income Phase. (Daily deductions, equal to the following percentages on an annual basis, from amounts invested in the subaccounts.)

        Mortality and Expense Risk Charge                               1.25%

        Administrative Expense Charge                           0.00% - 0.25%(3)
                                                                -------------

        Total Separate Account Expenses                         1.25% - 1.50%(3)
                                                                -------------

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In this Section:

o     Maximum Transaction Fees

o     Maximum Fees Deducted from Investments in the Separate Account

o     Fees Deducted by the Funds

o     Hypothetical Examples

Also see the "Fees" section for:

o     How, When and Why Fees are Deducted

o     Reduction, Waiver and/or Elimination of Certain Fees

o     Premium and Other Taxes

      In addition to the fees shown in this section, state and municipal premium taxes may apply.
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(1)The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due.

(2)During the accumulation phase, we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. See "Transfers" for additional information.

(3)We currently do not deduct an administrative expense charge during the income phase; however, we reserve the right to deduct a daily charge of not more than 0.25% per year. See "The Income Phase--Charges Deducted."

Fees Deducted by the Funds

Using this information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn more about additional factors impacting the share value, refer to the fund prospectus.

How fees are deducted. The fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based upon figures for the year ended December 31, 1998.

                               Fund Expense Table

                                                                            Total Fund Annual               Net Fund Annual
                                                       Investment            Expenses Without    Total      Expenses After
                                                        Advisory   Other       Waivers or     Waivers and     Waivers or
                                                        Fees(1)   Expenses     Reductions     Reductions      Reductions

Aetna Balanced VP, Inc.(3)                               0.50%      0.09%         0.59%            --            0.59%
Aetna Bond VP(3)                                         0.40%      0.10%         0.50%            --            0.50%
Aetna Growth VP(2)(3)                                    0.60%      0.15%         0.75%           0.00%          0.75%
Aetna Growth and Income VP(3)                            0.50%      0.08%         0.58%            --            0.58%
Aetna Index Plus Large Cap VP(2)(3)                      0.35%      0.10%         0.45%           0.00%          0.45%
Aetna International VP(2)(3)                             0.85%      1.22%         2.07%           0.92%          1.15%
Aetna Money Market VP(3)                                 0.25%      0.09%         0.34%            --            0.34%
Aetna Real Estate Securities VP(2)(3)                    0.75%      0.73%         1.48%           0.53%          0.95%
Aetna Small Company VP(2)(3)                             0.75%      0.14%         0.89%           0.00%          0.89%
AIM V.I. Capital Appreciation Fund(4)                    0.62%      0.05%         0.67%            --            0.67%
AIM V.I. Growth Fund(4)                                  0.64%      0.08%         0.72%            --            0.72%
AIM V.I. Growth and Income Fund(4)                       0.61%      0.04%         0.65%            --            0.65%
AIM V.I. Value Fund(4)                                   0.61%      0.05%         0.66%            --            0.66%
Fidelity VIP Equity-Income Portfolio(5)                  0.49%      0.09%         0.58%           0.00%          0.58%
Fidelity VIP Growth Portfolio(5)                         0.59%      0.09%         0.68%           0.00%          0.68%
Fidelity VIP High Income Portfolio(5)                    0.58%      0.12%         0.70%           0.00%          0.70%
Fidelity VIP II Contrafund Portfolio(5)                  0.59%      0.11%         0.70%           0.00%          0.70%
Janus Aspen Aggressive Growth Portfolio(6)               0.72%      0.03%         0.75%           0.00%          0.75%
Janus Aspen Balanced Portfolio(6)                        0.72%      0.02%         0.74%           0.00%          0.74%
Janus Aspen Growth Portfolio(6)                          0.72%      0.03%         0.75%           0.07%          0.68%
Janus Aspen Worldwide Growth Portfolio(6)                0.67%      0.07%         0.74%           0.02%          0.72%
MFS Total Return Series(7)                               0.75%      0.16%         0.91%           0.00%          0.91%
Oppenheimer Aggressive Growth Fund/VA(4)                 0.69%      0.02%         0.71%            --            0.71%
Oppenheimer Main Street Growth & Income Fund/VA(4)       0.74%      0.05%         0.79%            --            0.79%
Oppenheimer Strategic Bond Fund/VA(4)                    0.74%      0.06%         0.80%            --            0.80%
PPI MFS Emerging Equities Portfolio(8)                   0.68%      0.13%         0.81%           0.00%          0.83%
PPI MFS Research Growth Portfolio(8)                     0.70%      0.15%         0.85%            --            0.85%
PPI MFS Value Equity Portfolio(8)                        0.65%      0.25%         0.90%            --            0.90%
PPI Scudder International Growth Portfolio(8)            0.80%      0.20%         1.00%            --            1.00%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. For the AIM Funds, the reimbursements may be paid out of the fund assets in an amount up to 0.25% annually. Any such reimbursements paid from the AIM Funds' assets are included in the "Other Expenses" column.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(6) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(7) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(8) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Annual Fund Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Example

Account Fees You May Incur Over Time. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 and a 2% premium bonus in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses and the maximum charges under the contract (i.e., a mortality and expense risk charge of 1.45% annually for Death Benefit Option II, an administrative expense charge of 0.15% annually and a maximum annual maintenance fee of $30 (converted to a percentage of assets equal to 0.022%)). The total annual fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

----------------------------------------
o     These examples are purely
      hypothetical.

o     They should not be considered a                          EXAMPLE A                                    EXAMPLE B
      representation of past or future
      expenses or expected returns.            If you withdraw your entire account          If at the end of the periods shown you
                                               value at the end of the periods shown,       (1) leave your entire account value
o     Actual expenses and/or returns may       you would pay the following expenses,        invested or (2) select an income phase
      be more or less than those shown         including any applicable early               payment option, you would pay the
      in these examples.                       withdrawal charge:                           following expenses (no early withdrawal
----------------------------------------                                                    charge is reflected):*

                                               1 year    3 years    5 years    10 years     1 year     3 years   5 years   10 years
                                               ------    -------    -------    --------     ------     -------   -------   --------

Aetna Balanced VP, Inc.                          $96       $134       $166       $260        $23         $71       $121       $260

Aetna Bond VP                                    $95       $131       $161       $250        $22         $68       $116       $250

Aetna Growth VP                                  $98       $139       $174       $276        $25         $75       $129       $276

Aetna Growth and Income VP                       $96       $134       $166       $259        $23         $70       $120       $259

Aetna Index Plus Large Cap VP                    $95       $130       $159       $245        $21         $66       $114       $245

Aetna International VP                          $111       $179       $240       $402        $38        $115       $195       $402

Aetna Money Market VP                            $94       $126       $153       $233        $20         $63       $108       $233

Aetna Real Estate Securities VP                 $105       $161       $211       $348        $32         $98       $166       $348

Aetna Small Company VP                           $99       $143       $182       $290        $26         $80       $136       $290

AIM V.I. Capital Appreciation Fund               $97       $137       $170       $268        $24         $73       $125       $268

AIM V.I. Growth Fund                             $97       $138       $173       $273        $24         $75       $128       $273

AIM V.I. Growth & Income Fund                    $97       $136       $169       $266        $23         $72       $124       $266

AIM V.I. Value Fund                              $97       $136       $170       $267        $24         $73       $125       $267

Fidelity VIP Equity-Income Portfolio             $96       $134       $166       $259        $23         $70       $120       $259

Fidelity VIP Growth Portfolio                    $97       $137       $171       $269        $24         $73       $126       $269

Fidelity VIP High Income Portfolio               $97       $138       $172       $271        $24         $74       $127       $271

Fidelity VIP II Contrafund Portfolio             $97       $138       $172       $271        $24         $74       $127       $271

Janus Aspen Aggressive Growth Portfolio          $98       $139       $174       $276        $25         $75       $129       $276

Janus Aspen Balanced Portfolio                   $98       $139       $174       $275        $24         $75       $129       $275

Janus Aspen Growth Portfolio                     $98       $139       $174       $276        $25         $75       $129       $276

Janus Aspen Worldwide Growth Portfolio           $98       $139       $174       $275        $24         $75       $129       $275

MFS Total Return Series                          $99       $144       $183       $292        $26         $80       $137       $292

Oppenheimer Aggressive Growth Fund/VA            $97       $138       $172       $272        $24         $74       $127       $272

Oppenheimer Main Street Growth & Income
Fund/VA                                          $98       $140       $176       $280        $25         $77       $131       $280

Oppenheimer Strategic Bond Fund/VA               $98       $141       $177       $281        $25         $77       $132       $281

PPI MFS Emerging Equities Portfolio              $98       $141       $177       $282        $25         $77       $132       $282

PPI MFS Research Growth Portfolio                $99       $142       $180       $286        $26         $79       $134       $286

PPI MFS Value Equity Portfolio                   $99       $144       $182       $291        $26         $80       $137       $291

PPI Scudder International Growth Portfolio      $100       $147       $187       $301        $27         $83       $142       $301

* This example does not apply during the income phase if you select a nonlifetime income phase payment option with variable payments and take a lump-sum withdrawal after payments start. In this case, the lump sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

                         Condensed Financial Information
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As of the date of this prospectus, we had not begun selling the contract and the subaccounts did not have any assets attributable to the contract. Therefore, no condensed financial information is presented herein.


                               Investment Options
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The contract offers variable investment options and fixed interest options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

o Mutual Fund (fund) Descriptions. We provide brief descriptions of the funds in Appendix III. Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview -- Questions:
      Contacting the Company" or by contacting the SEC Public Reference Room.

Fixed Interest Options. If available in your state, the ALIAC Guaranteed Account (the Guaranteed Account) or the Fixed Account. The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. The Fixed Account guarantees payment of the minimum interest rate specified in the contract. The Fixed Account is only available in certain states. For a description of these options see Appendices I and II and the Guaranteed Account prospectus.

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Selecting Investment Options

      o Choose options appropriate for you. Your Company representative can help you evaluate which investment options may be appropriate for your financial goals.

      o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example: Funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

      o Be informed. Read this prospectus, the fund prospectuses, the Guaranteed Account and Fixed Account appendices and the Guaranteed Account prospectus.
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Limits on Availability of Options. Some funds or fixed interest options may be unavailable through your contract or in your state. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements.

We may disallow investment in a subaccount if fund shares are unavailable to the separate account or if we judge that further investments in such shares would be inappropriate for the contract. In addition, we may substitute shares of another fund for shares already acquired. We reserve the right to do so without proxy vote.

Limits on How Many Investment Options You May Select. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account, or an investment in the Fixed Account in certain contracts, will be considered an investment option.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of a purchase payment or premium bonus to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds (Mixed and Shared Funding).

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by the Company or other insurance companies.

o     Shared--bought by more than one company.

o     Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example: If a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

                       Transfers Among Investment Options
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You may transfer amounts among the available subaccounts. During the accumulation phase, we allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase, if approved in your state, transfers are limited to 12 each account year and allowed only if you select variable income phase payments.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers from the Fixed Account are subject to certain restrictions and transfers into the Fixed Account from any of the other investment options are not allowed. Transfers must be made in accordance with the terms of your contract.

Transfer Requests. Requests may be made in writing, by telephone or, where applicable, electronically.

Limits on Frequent Transfers. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or an individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based upon the subaccount unit values next determined after we receive your transfer request at our Home Office, or, if you are participating in the dollar cost averaging or account rebalancing program, after your scheduled transfer or reallocation.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts, the Guaranteed Account or Fixed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case, a market value adjustment will apply. See Appendix I for more information about dollar cost averaging from the Guaranteed Account. If dollar cost averaging is stopped with respect to amounts invested in the Fixed Account, the remaining balance will be transferred to the money market subaccount.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. For additional information about this program, contact your local representative or call us at the number listed in "Contract Overview --
Questions: Contacting the Company."

In certain states, purchase payments and premium bonuses allocated to the Fixed Account may require participation in the dollar cost averaging program.

Dollar cost averaging is not available if you elect to participate in the account rebalancing program.

The Account Rebalancing Program. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. You may participate in this program by completing the account rebalancing section of your application, or by contacting us at the address and/or number listed in "Contract Overview -- Questions: Contacting the Company."

Account rebalancing is not available if you elect to participate in the dollar cost averaging program.

                               Purchase And Rights
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How to Purchase

o Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract, set up an account for you under the contract and credit your account with a premium bonus.

o Group Contracts. In most states we have distributors, usually broker/dealers or banks, who hold the contract as a group contract (see "Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract, issue you a certificate showing your rights under the contract and credit your account with a premium bonus.

o Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to "contract holder" in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.

Maximum Issue Age. The maximum ages for you and the annuitant (if you are not the annuitant) on the date we establish your account are as follows:


                                    Maximum Issue Age
                                    -----------------

     Death Benefit Option I                 85

     Death Benefit Option II                75

Your Rights Under the Contract.

o     Individual Contracts. You have all contract rights.

o Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

o Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

Purchase Payment Methods. The following purchase payment methods are allowed:

o     One lump sum;

o     Periodic payments; or

o     Transfer or rollover from a pre-existing retirement plan or account.

We reserve the right to reject any purchase payments to a prospective or existing account without advance notice.

Purchase Payment Amounts. The minimum initial purchase payment amounts are as follows:

                                            Non-Qualified:        Qualified:*
                                            --------------        -----------

     Minimum Initial Purchase Payment           $15,000             $1,500

     *The Tax Code imposes a maximum limit on annual purchase payments which may be excluded from your gross income.

Additional purchase payments must be at least $50 (we may change this amount from time to time). A purchase payment of more than $1,000,000 will be allowed only with our consent.

The amount of any premium bonus credited to your account is not considered part of the purchase payment.

Reduction of Purchase Payment Amounts. In certain circumstances we may reduce the minimum initial or additional purchase payment amount we will accept under a contract. Whether such a reduction is available is based upon consideration of one or more of the following factors:

o The size and type of the prospective group, if any, to which the reduction would apply;

o The method and frequency of purchase payments to be made under the contract; or

o The amount of compensation to be paid to distributors and their registered representative on each purchase payment.

Any reduction of the minimum initial or additional purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

Allocating Purchase Payments to the Investment Options. We will allocate your purchase payments and any premium bonuses among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options, you may find it helpful to review the "Investment Options" section.

                                  Premium Bonus
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Premium Bonus. We will credit a premium bonus to your account whenever you make an eligible purchase payment. Your initial purchase payment is always eligible for a premium bonus. Thereafter, any withdrawals you make from the contract reduce dollar-for-dollar the eligibility of subsequent purchase payments for a premium bonus.

To determine the eligibility of subsequent purchase payments for a premium bonus, we subtract the sum of your withdrawals from the sum of your purchase payments. The result equals your net cumulative purchase payments. Next, we subtract from the net cumulative purchase payment amount the sum of your previous purchase payments upon which we paid a premium bonus, which results in the amount of the purchase payment eligible for a premium bonus.

The amount of your premium bonus is a certain percentage of the eligible purchase payment. The particular percentage is determined according to the following schedule, which is based on three ranges of net cumulative purchase payments.

                Net Cumulative                  Premium
                Purchase Payments               Bonus Percentage
                -----------------               ----------------

                $1,500 to $14,999               2.00%

                $15,000 to $2,499,999           4.00%

                $2,500,000 or more              5.00%

Example: If you make the following purchase payments and withdrawals under a qualified contract, we will credit premium bonuses to your account, calculated as follows:

Purchase   Premium Bonus
Payment        Amount     Withdrawal    Explanation
-------        ------     ----------    -----------

$10,000         $200                    This entire purchase payment is eligible
                                        for a 2.00% premium bonus. Therefore, a
                                        $200 premium bonus would be credited to
                                        your account ($10,000 multiplied by
                                        2.00%).

                            $5,000      This withdrawal will reduce the
                                        eligibility of subsequent purchase
                                        payments to receive the premium bonus.

 $3,000          $0                     This purchase payment is not eligible
                                        for a premium bonus because it is
                                        completely offset by the prior $5,000
                                        withdrawal.

 $4,000          $40                    The amount of the purchase payment
                                        eligible for the premium bonus is $2,000
                                        (the sum of purchase payments made
                                        reduced by prior withdrawals minus the
                                        sum of purchase payments upon which a
                                        premium bonus has previously been paid).
                                        The premium bonus percentage is 2% based upon a $12,000 net cumulative purchase payment amount. Therefore, a $40 premium bonus would be credited to your account
                                        ($2,000 multiplied by 2.00%).

 $5,000         $200                    All of this purchase payment is eligible
                                        for a premium bonus because the prior
                                        withdrawal was completely used to offset the premium bonuses on the prior two purchase payments. The premium bonus percentage is 4% based upon a $17,000 net cumulative purchase payment amount.
                                        Accordingly, a $200 premium bonus would
                                        be credited to your account ($5,000
                                        multiplied by 4%).

This example is intended to illustrate how the premium bonus is calculated; it does not include the effect of any early withdrawal charge, or market value adjustment for amounts invested in the guaranteed account, related to any withdrawals.

The premium bonus is included in your account value and will be allocated among the investment options you have selected in the same proportion as the purchase payment. The amount of any premium bonus credited to your account is not considered part of the purchase payment. Rather, it is considered gain under the contract.

The amount of the death benefit will not include any premium bonus credited to your account after or within 12 months of the date of death. See "Death Benefit -- Death Benefit Amount." Likewise, any premium bonus credited to your account within 24 months of electing an income phase payment option will be forfeited and not included in your account value when calculating the payment amount. See "The Income Phase -- Premium Bonus." Also, if you exercise your free look privilege and cancel your contract, the amount refunded to you will not include any premium bonus. See "Right to Cancel." No premium bonus will be credited on amounts reinvested following a full withdrawal. See "Withdrawals -- Reinvesting a Full Withdrawal."

We use a portion of the early withdrawal charge and mortality and expense risk charge to help recover the cost of providing the premium bonus under the contract. See "Fees." Under certain circumstances (such as a period of poor market performance) the cost associated with the premium bonus may exceed the sum of the premium bonus and any related earnings. You should consider this possibility before purchasing the contract.

                                 Right to Cancel
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When and How to Cancel. You may cancel your contract within ten days of receipt (some states allow longer) by returning it to our Home Office along with a written notice of cancellation.

Refunds. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. In other words, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires or if you purchased an IRA, we will refund all purchase payments made. Any refund will not include any premium bonus credited to your account.

If the purchase payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the purchase payments will be restored to your prior contract.

                                      Fees
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The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.

TRANSACTION FEES

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.

Amount. A percentage of the purchase payments that you withdraw.

Early Withdrawal Charge Schedule
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  Years From Receipt of Purchase Payment             Early Withdrawal Charge
                                                     -----------------------

               Less than 3                                      8%

        3 or more but less than 4                               7%

        4 or more but less than 5                               6%

        5 or more but less than 6                               5%

        6 or more but less than 7                               4%

        7 or more but less than 8                               3%

                8 or more                                       0%
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Purpose. This is a deferred sales charge. It reimburses us for some of the sales, administrative and premium bonus expenses associated with the contract. Our remaining sales, administrative and premium bonus expenses will be covered by the mortality and expense risk charge described in this section and, to the extent necessary, our other general assets.

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Types of Fees

There are four types of fees or deductions that may affect your account.

TRANSACTION FEES

o Early Withdrawal Charge

o Annual Maintenance Fee

o Transfer Charge

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

o Mortality and Expense Risk Charge

o Administrative Expense Charge

FEES DEDUCTED BY THE FUNDS

o Investment Advisory Fees

o Other Expenses

PREMIUM AND OTHER TAXES
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First In, First Out. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

For example: We calculate the early withdrawal charge based upon the number of years since the purchase payment was received. If your initial purchase payment was made four years ago, we will deduct an early withdrawal charge equal to 6% of the portion of that purchase payment withdrawn. The next time you make a withdrawal we will assess the charge against the portion of the first purchase payment that you did not withdraw and/or your subsequent purchase payments to your account in the order they were received.

Earnings (including any premium bonus) may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

Free Withdrawals. There is no early withdrawal charge if, during each account year, the amount withdrawn is 10% or less of your account value on the later of the date we established your account or the most recent anniversary of that date.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the account year.

Waiver. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

o     Used to provide income phase payments to you;

o Paid due to the annuitant's death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals and deductions made prior to the annuitant's death;

o Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;

o If approved in your state, taken under a qualified contract when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the ECO systematic distribution option); or

o Paid upon termination of your account by us (see "Other Topics -- Involuntary Terminations").

Annual Maintenance Fee

Maximum Amount. $30.00

When/How. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

Purpose. This fee reimburses us for administrative expenses relating to the establishment and maintenance of your account.

Elimination. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

Transfer Charge

Amount. During the accumulation phase, we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Purpose. This fee reimburses us for administrative expenses associated with transferring your dollars among investment options.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

Maximum Amount. During the accumulation phase the amount of this charge depends on which death benefit option you select. For Death Benefit Option I, this charge, on an annual basis, is equal to 1.25% of your account value invested in the subaccounts. For Death Benefit Option II, this charge, on an annual basis, is equal to 1.45% of your account value invested in the subaccounts. During the income phase, this charge, on an annual basis, is equal to 1.25% of amounts held in the subaccounts.

When/How. We deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this fee from any fixed interest option.

Purpose. This fee compensates us for the mortality and expense risks we assume under the contract and the expense associated with the premium bonus.

o The mortality risk is the risk associated with our promises to pay the death benefit available under the contract and to make lifetime income phase payments based upon annuity rates specified in the contract.

o The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality and expense risk costs and premium bonus expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Administrative Expense Charge

Maximum Amount. This charge, on an annual basis, is equal to 0.15% of your account value invested in the subaccounts during the accumulation phase. There is currently no administrative expense charge during the income phase; however, we reserve the right to assess an administrative expense charge of up to 0.25% during the income phase.

When/How. If imposed, we deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this fee from the fixed interest options. This charge may be assessed during the accumulation phase or the income phase. If we are imposing this fee when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee helps defray our administrative expenses that cannot be covered by the mortality and expense risk charges described above. The charge is not intended to exceed the average expected cost of administering the contract. We do not expect to make a profit from this fee.

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, annual maintenance fee, mortality and expense risk charge or administrative expense charge. Our decision to reduce or eliminate any of these charges will be based on one or more of the following:

o     The size and type of group to whom the contract is issued;

o     The amount of expected purchase payments;

o A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of our affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates, or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates;

o     The type and frequency of administrative and sales services provided; or

o     The level of annual maintenance fee and early withdrawal charges.

The reduction or elimination of any of these charges will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these charges may be subject to state approval.

FEES DEDUCTED BY THE FUNDS

Maximum Amount. Each fund's advisory fee and expenses are different. They are set forth in "Fee Table--Fees Deducted by the Funds" and described in more detail in each fund prospectus.

When/How. The fund fees are not deducted from your account value. Instead, fund expenses are reflected in the daily value of fund shares, which in turn will affect the daily value of the subaccounts.

Purpose. These expenses help to pay the fund investment adviser and operating expenses.

PREMIUM AND OTHER TAXES

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a complete withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

                               Your Account Value
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During the accumulation phase, your account value at any given time equals:

o     The current dollar value of amounts invested in the subaccounts; plus

o The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount dedicated to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

o The net assets of the fund held by the subaccount as of the current valuation; minus

o The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

o Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

o     The total value of the subaccount's units at the preceding valuation;
      minus

o A daily deduction for the mortality and expense risk charge, the administrative expense charge (if any) and any other fees deducted from investments in the separate account. See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that on the day we receive the purchase payment and credit a 2% premium bonus to your account, the applicable AUV's after the next close of business of the New York Stock Exchange are $10 for Subaccount A, and $20 for Subaccount B. Your account is credited with 306 accumulation units of Subaccount A, and 102 accumulation units of Subaccount B.
Step 1: You make an initial purchase payment of $5000 and we credit your account with a corresponding 2% ($100) premium bonus.
Step 2:

A. You direct us to invest $3,000 in Fund A. The portion of the premium bonus related to the amount directed to Fund A is $60 ($3000 multiplied by 2%). The purchase payment and premium bonus purchase 306 accumulation units of Subaccount A ($3,060 divided by the $10 AUV).

B. You direct us to invest $2,000 in Fund B. The portion of the premium bonus related to the amount directed to Fund B is $40 ($2000 multiplied by 2%). The purchase payment and premium bonus purchase 102 accumulation units of Subaccount B ($2,040 divided by the $20 AUV).

Step 3: The separate account purchases shares of the applicable funds at the then current market value.

The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

                            ---------------------------------------------------
                                            $5,000 contribution
                            ---------------------------------------------------
                                                  Step 1
                            ---------------------------------------------------
                                 Aetna Life Insurance and Annuity Company
                            ---------------------------------------------------
                                                  Step 2
                            ---------------------------------------------------
                                        Variable Annuity Account B

                            Subaccount A            Subaccount B         Etc.
                            306                     102
                            accumulation            accumulation
                            units                   units
                            ---------------------------------------------------
                                                  Step 3
                                   ------------------------------------
                                       Fund A                Fund B
                                   ------------------------------------

Purchase Payments to Your Account. If all or a portion of initial purchase payments are directed to the subaccounts, they and the corresponding premium bonus will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application as described in "Purchase and Rights." Any subsequent purchase payment and premium bonus or transfer directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request. The value of subaccounts may vary day to day.

                                   Withdrawals
--------------------------------------------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See "Restrictions on Withdrawals From 403(b) Plan Accounts."

Steps for Making A Withdrawal

o     Select the withdrawal amount.

1. Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Account (plus or minus any applicable market value adjustment) and the Fixed Account, minus any applicable early withdrawal charge and annual maintenance fee.

2. Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge for amounts withdrawn from the subaccounts, the Guaranteed Account and/or the Fixed Account, and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account.

See Appendices I and II and the Guaranteed Account prospectus for more information.

o Select investment options. If you do not specify this, we will withdraw dollars proportionally from each of your investment options.

o     Properly complete a disbursement form and deliver it to our Home Office.

Restrictions on Withdrawals From 403(b) Plan Accounts

Under Section 403(b) contracts, the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant's death, disability, attainment of age 59 1/2 , separation from service or financial hardship. See "Taxation."

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based upon your account value as of the next valuation after we receive a request for withdrawal in good order at our Home Office.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of a properly-completed disbursement form in good order.

Reinvesting a Full Withdrawal. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of your withdrawal. We must receive reinvested amounts within 60 days of the withdrawal. We reserve the right, however, to accept a reinvestment election received more than 30 days after the withdrawal and accept proceeds received more than 60 days after the withdrawal. We will credit the account for the amount reinvested based upon the subaccount values next computed following our receipt of your request and the amount to be reinvested. No premium bonus will be credited on amounts reinvested. We will credit the amount reinvested proportionally for maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amounts reinvested any maintenance fee which fell due after the withdrawal and before the reinvestment. We will reinvest in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the Aetna GET Fund and then elect to reinvest them, we will reinvest them in a GET Fund series then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among the other investment options in which you invested, on a pro rata basis. The reinvestment privilege may be used only once. Special rules apply to reinvestments of amounts withdrawn from the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus). We will not credit your account for market value adjustments that we deducted at the time of your withdrawal. Seek competent advice regarding the tax consequences associated with reinvestment.

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Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

o     Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

o     Maintenance Fee (see "Fees--Maintenance Fee")

o Market Value Adjustment for amounts held in the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus)

o     Tax Penalty (see "Taxation")

o     Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your local representative or call us at the number listed in "Contract Overview -- Questions: Contacting the Company."
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                         Systematic Distribution Options
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The following systematic distribution options may be available:

o SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based upon a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated under the account.

o ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under ECO, we calculate the minimum distribution amount required by law, generally at age 70 1/2 and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.

o LEO--Life Expectancy Option. LEO provides for annual payments for a number of years equal to your life expectancy or the life expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code section 72. See "Taxation."

Other Systematic Distribution Options. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your local representative or by calling us at the number listed in "Contract Overview -- Contract Questions: Contacting the Company."

Eligibility for a Systematic Distribution Option. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your local representative or the Company at the number listed in "Contract Overview -- Questions: Contacting the Company."

Systematic Distribution Option Availability. If allowed by applicable law, we reserve the right to discontinue the availability of one or all of the systematic distribution options for new elections at any time, and/or to change the terms of future elections.

Terminating a Systematic Distribution Option. You may revoke a systematic distribution option at any time by submitting a written request to our Home Office. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.

Charges and Taxation. When you elect a systematic distribution option, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under a systematic distribution option may have tax consequences. If you are concerned about tax implications, consult a qualified tax adviser before electing an option.

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Features of a Systematic Distribution Option

A systematic distribution option allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.
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                                  Death Benefit
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During the Accumulation Phase

Who Receives the Death Benefit? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiary. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance, any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

Designating Your Beneficiary. You may designate a beneficiary on your application or by contacting your local representative or calling us at the number listed in "Contract Overview--Questions: Contacting the Company."

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

Death Benefit Amount

The amount of the death benefit will depend on which death benefit option you selected when you purchased the contract.

Death Benefit Option I. Upon the death of the annuitant, the death benefit (which is calculated on the claim date) will be the greater of:

(1) The sum of all purchase payments, plus any premium bonus credited to your account at least 12 months prior to the date of death, adjusted for amounts withdrawn or applied to an income phase payment option; or

(2) The account value on the claim date, less any premium bonus credited to your account after or within 12 months of the date of death.

Death Benefit Option II. Upon the death of the annuitant, the death benefit (which is calculated on the claim date) will be the greatest of:

(1) The sum of all purchase payments made, plus any premium bonus credited to your account at least 12 months prior to the date of death, adjusted for amounts withdrawn or applied to an income phase payment option; or

(2) The account value on the claim date, less any premium bonus credited to your account after or within 12 months of the date of death; or

(3)   The "step-up value" (as described below) on the claim date.

Step-up value. The step-up value is equal to highest account value on the date we establish your account or any anniversary of that date prior to the annuitant's 85th birthday or death, whichever is earlier, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since the date of the highest account value and less any premium bonus credited to your account after or within 12 months of the date of death.

Adjustment. For purposes of determining the death benefit, the adjustment for purchase payments made will be dollar for dollar. The adjustment for amounts withdrawn or applied to an income phase payment option will be proportionate, reducing the sum of all purchase payments made and the highest account value in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option.

Death Benefit Greater than the Account Value. Notwithstanding which death benefit option is selected, on the claim date, if the amount of the death benefit is greater than the account value, the amount by which the death benefit exceeds the account value will be deposited and allocated to the money market subaccount available under the contract, thereby increasing the account value available to the beneficiary to an amount equal to the death benefit.

Prior to the election of a method of payment of the death benefit by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The amount paid to the beneficiary will equal the adjusted account value on the day the payment is processed.

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This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase see "The Income Phase."

Terms to Understand:

Account Year/Account Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Annuitant: The person(s) on whose life or life expectancy(ies) the income phase payments are based.

Beneficiary: The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Claim Date: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Home Office.

Contract Holder (You/Your): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.
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Death Benefit Amounts in Certain Cases

If the Contract Holder is the Annuitant and a Spousal Beneficiary Continues the Account. If the spousal beneficiary continues the account at the death of a contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. The death benefit option in effect at the death of the contract holder will also apply to the spousal beneficiary, and the death benefit payable at the spousal beneficiary's death shall be determined under that death benefit option, except that:

(1) In calculating the sum of all purchase payments, plus any premium bonus credited to your account at least 12 months prior to the date of death, adjusted for amounts withdrawn or applied to an income phase payment option, the account value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial purchase payment; and

(2) In calculating the step-up value, the step-up value on the claim date following the original contract holder's/annuitant's death shall be treated as the spousal beneficiary's initial step-up value.

If the Contract Holder is not the Annuitant. Under nonqualified contracts only, the death benefit described under the death benefit options above will not apply if a contract holder (including a spousal beneficiary who continues the account) who is not the annuitant dies. In these circumstances, the amount paid will be equal to the account value on the date the payment is processed, plus or minus any market value adjustment and minus any premium bonus credited to the account after or within 12 months of the date of death. An early withdrawal charge may apply to any full or partial payment of this death benefit.

Because the death benefit in these circumstances equals the account value, plus or minus any market value adjustment and minus any premium bonus credited to the account after or within 12 months of the date of death, a contract holder who is not also the annuitant should seriously consider whether Death Benefit Option II is suitable for their situation.

If the spousal beneficiary who is the annuitant continues the account at the death of the contract holder who was not the annuitant, the annuitant will not change. The death benefit option in effect at the death of the contract holder will also apply to the spousal beneficiary, and the death benefit payable at the spousal beneficiary's death shall be determined under that death benefit option.

Guaranteed Account. For amounts held in the Guaranteed Account, see Appendix I for a discussion of the calculation of the death benefit.

Death Benefit -- Methods of Payment

For Qualified Contracts. Under a qualified contract, if the annuitant dies the beneficiary may choose one of the following three methods of payment:

o Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules). See "Taxation -- Minimum Distribution Requirements."

o Receive, at any time, a lump sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or

o Elect SWO, ECO or LEO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules.

Payments from a Systematic Distribution Option. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code's required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

Distribution Requirements. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

For Nonqualified Contracts.

(1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder.

      As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

      (a)   Continue the contract in the accumulation phase;

      (b) Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or

      (c) Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment.

      If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected. In this circumstance, the Tax Code does not require distributions under the contract until the successor contract holder's death.

(2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules). See "Taxation - Minimum Distribution Requirements."

(3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary's income in the year the annuitant dies.

Payments from a Systematic Distribution Option. If the contract holder or annuitant dies and payments were being made under a SWO, payments will stop. A beneficiary, however, may elect to continue the SWO.

Taxation. Your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within a time frame required by the Tax Code. See "Taxation."

                                The Income Phase
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During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Income Phase Payments. At least 30 days prior to the date you want to start receiving income phase payments, you must notify us in writing of all of the following:

o     Payment start date;

o Income phase payment option (see the income phase payment options table in this section);

o     Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

o Choice of fixed, variable or a combination of both fixed and variable payments; and

o Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected, it may not be changed.

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We may have used the following terms in prior prospectuses:

Annuity Phase -- Income Phase

Annuity Option -- Income Phase Payment Option

Annuity Payment -- Income Phase Payment
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What Affects Payment Amounts? Some of the factors that may affect the amount of your income phase payments include your age, your gender, your account value, the income phase payment option selected, number of guaranteed payments (if any) selected, whether you select fixed, variable or a combination of both fixed and variable payments and, for variable payments, the assumed net investment rate selected.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable payments, an assumed net investment rate must be selected.

Assumed Net Investment Rate. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3 1/2%. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3 1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes in the net investment performance of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview -- Questions: Contacting the Company."

Premium Bonus. Any premium bonus credited to your account within 24 months of electing an income phase payment option will not be included in your account value when calculating the amount of your income phase payments.

Minimum Payment Amounts. The income phase payment option you select must result in:

o     A first income phase payment of at least $50; or

o     Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based upon increases reflected in the Consumer Price Index-Urban (CPI-U), since July 1, 1993.

Restrictions on Start Dates and the Duration of Payments. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:

-     (a)   The first day of the month following the annuitant's 85th birthday;
            or

-     (b)   The tenth anniversary of the last purchase payment made to your account.

-     For qualified contracts only, income phase payments may not extend beyond:

-     (a)   The life of the annuitant;

-     (b)   The joint lives of the annuitant and beneficiary;

-     (c)   A guaranteed period greater than the annuitant's life expectancy; or

-     (d)   A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start, the age of the annuitant plus the number of years for which payments are guaranteed must not exceed 95.

See "Taxation" for further discussion of rules relating to income phase payments.

Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. We may also deduct a daily administrative charge from amounts held in the subaccounts. See "Fees."

Death Benefit during the Income Phase. The death benefits that may be available to a beneficiary are outlined in the income phase payment option table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Home Office. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

Beneficiary Rights. A beneficiary's right to elect an income phase payment option or receive a lump sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain amounts. See "Taxation" for additional information.

Income Phase Payment Options

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the contract from time to time.

Once income phase payments begin, the income phase payment option selected may not be changed.

Terms to understand:

Annuitant: The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary: The person(s) or entity(ies) entitled to receive a death benefit.

                      Lifetime Income Phase Payment Options
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Life Income                      Length of Payments: For as long as the
                                 annuitant lives. It is possible that only one
                                 payment will be made should the annuitant die
                                 prior to the second payment's due date.
                                 Death Benefit--None: All payments end upon the
                                 annuitant's death.
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Life Income --                   Length of Payments: For as long as the
Guaranteed Payments              annuitant lives, with payments guaranteed for
                                 your choice of 5-30 years or as otherwise
                                 specified in the contract.
                                 Death Benefit--Payment to the Beneficiary: If
                                 the annuitant dies before we have made all the
                                 guaranteed payments, we will continue to pay
                                 the beneficiary the remaining payments. Unless
                                 prohibited by a prior election of the contract
                                 holder, the beneficiary may elect to receive a
                                 lump-sum payment equal to the present value of
                                 the remaining guaranteed payments.
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Life Income -- Two Lives         Length of Payments: For as long as either
                                 annuitant lives. It is possible that only one
                                 payment will be made should both annuitants
                                 die before the second payment's due date.
                                 Continuing Payments:
                                 (a) When you select this option you choose for
                                 100%, 66 2/3% or 50% of the payment to
                                 continue to the surviving annuitant after the
                                 first death; or
                                 (b) 100% of the payment to continue to the
                                 annuitant on the second annuitant's death, and
                                 50% of the payment will continue to the second
                                 annuitant on the annuitant's death.
                                 Death Benefit--None: All payments end upon the
                                 death of both annuitants.
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Life Income -- Two Lives --      Length of Payments: For as long as either
Guaranteed Payments              annuitant lives, with payments guaranteed from
                                 5-30 years or as otherwise specified in the
                                 contract.
                                 Continuing Payments: 100% of the payment to
                                 continue after the first death.
                                 Death Benefit--Payment to the Beneficiary: If
                                 both annuitants die before the guaranteed
                                 payments have all been paid, we will continue
                                 to pay the beneficiary the remaining payments.
                                 Unless prohibited by a prior election of the
                                 contract holder, the beneficiary may elect to
                                 receive a lump-sum payment equal to the
                                 present value of the remaining guaranteed
                                 payments.
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Life Income -- Cash Refund       Length of Payments: For as long as the
Option (limited availability --  annuitant lives.
fixed payment only)              Death Benefit--Payment to the Beneficiary:
                                 Following the annuitant's death, we will pay a
                                 lump sum payment equal to the amount originally
                                 applied to the income phase payment option
                                 (less any premium tax) and less the total
                                 amount of income payments paid.
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Life Income -- Two Lives --      Length of Payments: For as long as either
Cash Refund Option  (limited     annuitant lives.
availability -- fixed payment    Continuing Payments: 100% of the payment to
only)                            continue after the first death.
                                 Death Benefit--Payment to the Beneficiary: When
                                 both annuitants die, we will pay a lump sum
                                 payment equal to the amount applied to the
                                 income phase payment option (less any premium
                                 tax) and less the total amount of income
                                 payments paid.
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                     Nonlifetime Income Phase Payment Option
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Nonlifetime -- Guaranteed        Length of Payments: You may select payments
Payments                         for 10 to 30 years. In certain cases a
                                 lump-sum payment may be requested at any time
                                 (see below).
                                 Death Benefit--Payment to the Beneficiary: If
                                 the annuitant dies before we make all the
                                 guaranteed payments, we will continue to pay
                                 the beneficiary the remaining payments. Unless
                                 prohibited by a prior election of the contract
                                 holder, the beneficiary may elect to receive a
                                 lump-sum payment equal to the present value of
                                 the remaining guaranteed payments. We will not
                                 impose any early withdrawal charge.
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Lump-sum Payment. If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump-sum. Any such lump sum payment will be treated as if it is a withdrawal during the accumulation phase and may be subject to an early withdrawal charge. See "Fees -- Early Withdrawal Charge." Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Home Office.
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Calculation of Lump-sum Payments. If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3 1/2% or 5% assumed net investment rate used for variable payments).

                                    Taxation
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INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

o Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;

o Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

o This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

o We do not make any guarantee about the tax treatment of the contract or transaction involving the contract; and

o Contract holder means the contract holder of an individually owned contract or the certificate holder of a group contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser.

Taxation of Gains Prior to Distribution. You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code sections 408(a), 408(b), 408A and 403(b) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding one of these tax-qualified retirement arrangements with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your decision with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company reserves the right to modify the Contract as necessary to attempt to prevent a contract holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.

CONTRACT TYPE

The contract is designed to be used as a nonqualified deferred annuity, including contracts offered to a custodian for an Individual Retirement Account as described in Tax Code section 408(a), and with certain qualified retirement arrangements under Tax Code sections 403(b), 408(b) or 408A . The Contract is not available as a SIMPLE IRA under Tax Code Section 408(p).


Tax Rules. The tax rules vary according to whether the contract is a nonqualified contract or used with a retirement arrangement. If used with a retirement arrangement, you need to know the Tax Code section under which your arrangement qualifies. Contact your plan sponsor, local representative or the Company to learn which Tax Code section applies to your arrangement.

The Contract. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

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In this Section

INTRODUCTION

CONTRACT TYPE

WITHDRAWALS AND OTHER DISTRIBUTIONS

o     Taxation of Distributions

o     10% Penalty Tax

o     Withholding for Federal Income Tax Liability

MINIMUM DISTRIBUTION REQUIREMENTS

o     50% Excise Tax

o     Minimum Distribution of Death Benefit Proceeds (Except Nonqualified
      Contracts)

o     Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts)

RULES SPECIFIC TO CERTAIN PLANS

o     403(b) Plans

o     408(b) and 408A IRAs

TAXATION OF NONQUALIFIED CONTRACTS

TAXATION OF THE COMPANY

When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.
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WITHDRAWALS AND OTHER DISTRIBUTIONS

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

Nonqualified Contracts. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For income phase payments, a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.

For fixed income phase payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(d). The entire income phase payment will be taxable once the recipient has recovered the investment in the contract.

For variable income phase payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire income phase payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

403(b) Plans. All distributions from these plans are taxed as received unless either of the following is true:

o The distribution is rolled over to another plan of the same type or to a traditional IRA in accordance with the Tax Code; or

o You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

408(b) IRA. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

o The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k), or 403(b) plan, to another plan of the same type; or

o You made after-tax contributions to the plan. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

408A Roth IRA. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; or

o Made after you attain age 59 1/2, die, become permanently and totally disabled, or for a qualified first-time home purchase.

If a distribution is not qualified, the accumulated earnings are taxable. A partial distribution will first be treated as a return of contributions which is not taxable.

Taxation of Death Benefit Proceeds. In general, payments received by your beneficiary after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

Under certain circumstances, the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 403(b), 408(b) or 408A arrangement.

Nonqualified Contract. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless one or more of the following have occurred:

(a)   The taxpayer has attained age 59-1/2;

(b)   The taxpayer has become totally and permanently disabled;

(c)   The contract holder has died;

(d) The distribution is made in substantially equal periodic payments (at least annually) over the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and beneficiary; or

(e) The distribution is allocable to investment in the contract before August 14, 1982.

403(b) Plan. The 10% penalty tax applies to the taxable portion of a distribution from a 403(b) plan, unless one or more of the following have occurred:

(a)   You have attained age 59 1/2;

(b)   You have become totally and permanently disabled;

(c)   You have died;

(d)   You have separated from service with the plan sponsor at or after age 55;

(e) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;

(f) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of your and your beneficiary. Also, you must have separated from service with the plan sponsor; or

(g) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code.

IRA. In general, except for (d), the exceptions for 403(b) plans also apply to distributions from an IRA, including a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for qualified first-time home purchase or for higher education expenses.

Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

Nonqualified Contract. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

403(b) Plans. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, you or a beneficiary may elect not to have tax withheld from certain distributions.

408(b) and 408A IRAs. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

Non-resident Aliens. If you or your beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based upon the individual's citizenship, the country of domicile and treaty status.

MINIMUM DISTRIBUTION REQUIREMENTS

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to either nonqualified contracts or Roth IRA contracts, except with regard to death benefits. These rules may dictate one or more of the following:

o     Start date for distributions;

o The time period in which all amounts in your account(s) must be distributed; or

o     Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless:

o You are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70-1/2; or

o Under 403(b) plans, if the Company maintains separate records of amounts held as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over one of the following time periods:

o     Over your life or the joint lives of you and your beneficiary; or

o Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% Excise Tax

If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefit Proceeds (Except Nonqualified Contracts)

The following applies to 403(b), 408(b) and 408A plans. Different distribution requirements apply if your death occurs:

o     After you begin receiving minimum distributions under the contract; or

o     Before you begin receiving such distribution.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

o Whether your minimum required distribution was calculated each year based upon your single life expectancy or the joint life expectancies of you and your beneficiary; or

o     Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example: If you die September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following timeframes:

o     Over the life of the beneficiary; or

o     Over a period not extending beyond the life expectancy of the beneficiary.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

o December 31 of the calendar year following the calendar year of your death; or

o     December 31 of the calendar year in which you would have attained age
      70-1/2.

Special Rule for IRA Spousal Beneficiaries. In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70-1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

Minimum Distribution of Death Benefit Proceeds (Nonqualified Contracts)

Death of the Contract Holder. The following requirements apply to nonqualified contracts at the death of the contract holder. Different distribution requirements apply if you are the contract holder and your death occurs:

o     After you begin receiving income phase payments under the contract; or

o     Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distribution must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example: If you die on September 1, 1999, your entire balance must be distributed by August 31, 2004. However, if the distribution begins within one year of your death, then payments may be made in one of the following time-frames:

o     Over the life of the beneficiary; or

o     Over a period not extending beyond the life expectancy of the beneficiary.

Spousal Beneficiaries. If the beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

Death of Annuitant. If the contract holder is a non-natural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder. If the contract holder is a natural person but not the annuitant and the annuitant dies, the beneficiary must elect an income phase payment option within 60 days of the date of death, or any gain under the contract will be includible in the beneficiary's income in the year the annuitant dies.

RULES SPECIFIC TO CERTAIN PLANS
403(b) Plans

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

Assignment or Transfer of Contracts. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

Exclusions from Gross Income. In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:

o The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457;

o The second limit, which is the exclusion allowance under Tax Code section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan, and any pretax contributions to certain other retirement plans; or

o An additional limit specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing). Your own limit may be higher or lower, depending upon certain conditions.

The first two limits apply to your contributions as well as to any contributions made by your employer on your behalf.

Purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions. Tax Code section 403(b)(11) restricts the distribution under Tax Code section 403(b) contracts of:

(1) Salary reduction contributions made after December 31, 1988;

(2) Earnings on those contributions; and

(3) Earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59-1/2, separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

408(b) and 408A IRAs

Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee. Tax Code section 408A permits eligible individuals to contribute to a Roth IRA on an after-tax (nondeductible) basis.

Assignment or transfer of contracts. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

Eligibility. Eligibility to contribute to a traditional IRA on a pre-tax basis or to establish a Roth IRA or to roll over or transfer from a traditional IRA to a Roth IRA depends upon your adjusted gross income.

Rollovers and Transfers. Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.

TAXATION OF NONQUALIFIED CONTRACTS

In General. Tax Code section 72 governs taxation of annuities in general. A contract holder under a nonqualified contract who is a natural person generally is not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Holders of a Nonqualified Contract. If the contract holder is not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to the rule and a non-natural person should consult with its tax adviser prior to purchasing this contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

Diversification. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The Separate Account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

Transfers, Assignments or Exchanges of a Nonqualified Contract. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates, or the exchange of a contract may result in certain tax consequences. The assignment, pledge, or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company", but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contract. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contract. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

                                  Other Topics
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The Company

Aetna Life Insurance and Annuity Company (the Company, we, us) issues the contract described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna Inc. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:

                              151 Farmington Avenue
                           Hartford, Connecticut 06156

Variable Annuity Account B

We established Variable Annuity Account B (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into subaccounts. These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

Contract Distribution

We serve as the principal underwriter for the securities sold by this prospectus. We are registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc. (NASD).

As principal underwriter, we will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contract described in this prospectus. We may also enter into these arrangements with banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions. In this prospectus, we refer to the registered broker-dealers and the banks described above as "distributors." We and one or more of our affiliates may also sell the contract directly. All individuals offering and selling the contract must be registered representatives of a broker-dealer, or employees of a bank exempt from registration under the Securities Exchange Act of 1934, and must be licensed as insurance agents to sell variable annuity contracts.

Occasionally, we may enter into arrangements with independent entities to help find broker-dealers or banks interested in distributing the contract or to provide training, marketing and other sales-related functions, or administrative services. We will reimburse such entities for expenses related to and may pay fees to such entities in return for these services.

We may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract, and may negotiate different commissions for these broker-dealers.

We may also contract with independent third party broker-dealers who will act as wholesalers by assisting us in selecting broker-dealers or banks interested in acting as distributors. These wholesalers may also provide training, marketing and other sales related functions and the distributors and may provide certain administrative services in connection with the contract. We may pay such wholesalers compensation based upon purchase payments to contracts purchased through distributors that they select.

We may also designate third parties to provide services in connection with the contract such as reviewing applications for completeness and compliance with insurance requirements and providing the distributors with approved marketing material, prospectuses or other supplies. These parties will also receive payments for their services based upon purchase payments, to the extent such payments are allowed by applicable securities laws. We will pay all costs and expenses related to these services.

Payment of Commissions. We pay distributors and their registered representatives who sell the contract commissions and service fees. Distributors will be paid commissions up to an amount currently equal to 7% of purchase payments or as a combination of a certain percentage of purchase payments at time of sale and a trail commission as a percentage of assets. Under the latter arrangement, commission payments may exceed 7% of purchase payments over the life of the contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.

We pay these commissions, fees and related distribution expenses out of any early withdrawal charges assessed or out of our general assets, including investment income and any profit from investment advisory fees and mortality and expense risk charges. No additional deductions or charges are imposed for commissions and related expenses.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

o On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

o When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; or

o During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

o     Standardized average annual total returns; and

o     Non-standardized average annual total returns.

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect deduction of all recurring charges during each period (i.e., mortality and expense risk charges, annual maintenance fees, administrative expense charges, if any, and any applicable early withdrawal charges) and currently do not include any premium bonus. To the extent permitted by applicable law, we may include the premium bonus in standardized average annual total returns in the future.

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we will not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns. Non-standardized calculations do not include the premium bonus.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, you may request an SAI by calling us at the number listed in "Contract Overview -- Questions: Contacting the Company."

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

o During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

o During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Modifications

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership: Assignment

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Home Office. An assignment or transfer of ownership may have tax consequences and you should consult with a tax adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Involuntary Terminations

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when purchase payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on information technology ("IT") systems and other systems and facilities, such as telephones, building access control systems and heating and ventilation equipment ("embedded systems") to conduct its business. The Company also has business relationships with financial institutions, financial intermediaries, public utilities and other critical vendors, as well as regulators and customers, who are themselves reliant on IT and embedded systems to conduct their businesses.

In 1997, the Company's ultimate parent, Aetna, organized a multi-disciplinary Year 2000 Project Team, including outside consultants. The Year 2000 Project Team and Aetna's businesses and subsidiaries, including the Company, have developed and are currently executing a comprehensive plan designed to make their mission-critical IT systems and embedded systems Year 2000 ready. Outside consultants have reviewed Aetna's overall process, plan and progress to date. Aetna's plan for IT systems consists of five phases: (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna including the Company, had substantially completed the assessment phase for all of its IT systems. Aetna completed the remediation, testing and approval of substantially all of its IT systems and those of its subsidiaries, including all of the IT systems of the Company by June 30, 1999. The costs of these efforts will not affect the separate account.

The Company also faces the risk that one or more of its critical suppliers ("external relationships") will not be able to interact with the Company due to the third party's inability to resolve its own Year 2000 issues, including those associated with its own external relationships. The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. The Company has completed its inventory of external relationships and risk rated each external relationship based upon the potential business impact, available alternatives and cost of substitution. In the case of mission-critical suppliers such as certain banks, telecommunications providers and other utilities, mutual fund companies, IT vendors and financial market data providers, either Aetna or the Company is engaged in discussions with the third parties and is attempting to obtain detailed information as to those parties' Year 2000 plans and state of readiness. A significant portion of the Company's critical external relationships have informed the Company that they are not aware of any Year 2000 related reason that they will not be able to perform their obligations to the Company in all material respects.


               Contents of the Statement of Additional Information
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The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

General Information and History

Variable Annuity Account B

Offering and Purchase of Contract

Performance Data

    General

    Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company

You may request an SAI by calling the Company at the number listed in "Contract Overview -- Questions: Contacting the Company."

                                   Appendix I
                            ALIAC Guaranteed Account
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The ALIAC Guaranteed Account (the Guaranteed Account) is a fixed interest option available during the accumulation phase under the contract. This appendix is only a summary of certain facts about the Guaranteed Account. Please read the Guaranteed Account prospectus carefully before investing in this option.

In General. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your representative or the Company to learn:

o The interest rate(s) we will apply to amounts invested in the Guaranteed Account. We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

o The period of time your account dollars need to remain in the Guaranteed Account in order to earn the rate(s). You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

Deposit Period. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your representative or the Company to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

Fees and Other Deductions. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:

o Market Value Adjustment (MVA) -- as described in this appendix and in the Guaranteed Account prospectus;

o     Tax penalties and/or tax withholding -- see "Taxation";

o     Early withdrawal charge--see "Fees"; or

o     Maintenance fee--see "Fees".

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.

Market Value Adjustment (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA Waiver. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

o     Transfers due to participation in the dollar cost averaging program;

o Withdrawals taken due to your election of SWO or ECO (described in "Systematic Distribution Options"), if available; and

o Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived.

Death Benefit. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied.

Partial Withdrawals. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn proportionally from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within a Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest, and so on until the amount requested is satisfied.

Guaranteed Terms Maturity. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term,
(b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59-1/2, tax penalties may apply.

If no direction is received from you at our Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account, each guaranteed term is counted as one funding option. If a guaranteed term matures, and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

Subsequent Purchase Payments. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) are not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

Dollar Cost Averaging. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

Transfer of Account Dollars. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90 day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (See "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

Reinvesting Amounts Withdrawn from the Guaranteed Account. If amounts are withdrawn and then reinvested in the Guaranteed Account, we apply the reinvested amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinvestment will apply. We reinvest amounts proportionately in the same way as they were allocated before withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

The Income Phase. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable income phase payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.

Distribution. The Company is the principal underwriter of the contract. The Company is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. From time to time, the Company may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contracts, and may negotiate different commissions for these broker-dealers.

                                   Appendix II
                                  Fixed Account
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General Disclosure.

The Fixed Account is an investment option available during the accumulation phase under the contract.

o Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

o Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.

o Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

o Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.

o     Additional information about this option may be found in the contract.

Interest Rates.

o The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

o Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Dollar Cost Averaging. Amounts you invest in the Fixed Account must be transferred into the other investment options available under the contract over a period not to exceed 12 months. If you discontinue dollar cost averaging, the remaining balance amounts in the Fixed Account will be transferred into the money market subaccount available under the contract, unless you direct us to transfer the balance into other available options.

Withdrawals. Under certain emergency conditions, we may defer payment of any withdrawal for a period of up to 6 months or as provided by federal law.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See "Fees."

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

By notifying the Home Office at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

                                  Appendix III
                         Description of Underlying Funds
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The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

Aetna Balanced VP, Inc.

Investment Objective

Seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.

Policies

Under normal market conditions, allocates assets among the following asset classes: 1) equities such as common and preferred stocks; and 2) debt such as bonds, mortgage-related and other asset-backed securities, and U.S. Government securities. Typically maintains approximately 60% of total assets in equities and 40% of total assets in debt (including money market instruments), although those percentages may vary from time to time.

Risks

Principal risks are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the investment adviser's skill in allocating fund assets between equities and debt and in choosing investments within those categories. Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. Values of high-yield bonds are even more sensitive to economic and market conditions than other bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments.

Investment Adviser:

Aeltus Investment Management, Inc.

Aetna Income Shares d/b/a Aetna Bond VP

Investment Objective

Seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. High-grade securities are rated at least A by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's), or if unrated, considered by the investment adviser to be of comparable quality. May also invest up to 15% of total assets in high-yield bonds, and up to 25% of total assets in foreign debt securities.

Risks

Principal risks are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. Prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. Foreign securities have additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Fund d/b/a Aetna Growth and Income VP

Investment Objective

Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks that the investment adviser believes have significant potential for capital or income growth. Tends to emphasize stocks of larger companies. Also invests assets across other asset classes (including stocks of small and medium-sized companies, international stock, real estate securities and fixed income securities).

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy also depends significantly on the investment adviser's skill in allocating assets and in choosing investments within each asset class. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. Although the investment adviser emphasizes large cap stocks, the fund is more diversified across asset classes than most other funds with a similar investment objective. Therefore, it may not perform as well as those funds when large cap stocks are in favor.

Investment Adviser:  Aeltus Investment Management, Inc.

Aetna Variable Encore Fund d/b/a Aetna Money Market VP

Investment Objective

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Policies

Invests only in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the investment adviser to be of comparable quality. Maintains a dollar-weighted average portfolio maturity of 90 days or less.

Risks

It is possible to lose money by investing in the fund. There is no guaranty the fund will achieve its investment objective. Shares of the fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of the fund's shares.

Investment Adviser:  Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Growth VP

Investment Objective

Seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks. Tends to emphasize stocks of larger companies, although may invest in companies of any size. Focuses on companies that the investment adviser believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Risks

Principal risks are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP

Investment Objective

Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Policies

Invests at least 80% of net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The investment adviser attempts to achieve the objective by overweighting those stocks in the S&P 500 that the investment adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the investment adviser believes will underperform the index. In determining stock weightings, the portfolio manager uses quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the fund will not hold all the stocks in the S&P 500, the investment adviser expects that there will be a close correlation between the performance of the fund and that of the S&P 500 in both rising and falling markets.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the fund's strategy depends significantly on the investment adviser's skill in determining which securities to overweight, underweight or avoid altogether.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna International VP

Investment Objective

Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The fund will not target any given level of current income.

Policies

Under normal market conditions, invests at least 65% of total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stocks. Invests primarily in established foreign securities markets, although may invest in emerging markets as well. Employs currency hedging strategies to protect from adverse effects on the U.S. dollar.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of foreign companies present additional risks for U.S. investors, including the following: stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts; accounting standards and market regulations tend to be less standardized in certain foreign countries; and economic and political climates tend to be less stable. Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. A hedging strategy adds to the fund's expenses and may not perform as expected.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP

Investment Objective

Seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).

Policies

Under normal market conditions, invests at least 65% of total assets in stocks, convertible securities and preferred stocks of companies principally engaged in the real estate industry. These companies may invest in, among other things, shopping malls, healthcare facilities, office parks and apartment communities, or may provide real estate management and development services.

Risks

Concentrating in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; adverse developments in the real estate industry, which may have a greater impact on this fund than a fund that is more broadly diversified. Performance also may be adversely affected by sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative stock market performance. Although the fund is subject to the risks generally attributable to stock investing, because the fund has concentrated its assets in one industry it may be subject to more abrupt swings in value than would a fund that does not concentrate its assets in one industry.

Investment Adviser: Aeltus Investment Management, Inc.

Aetna Variable Portfolios, Inc.--Aetna Small Company VP

Investment Objective

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Policies

Under normal market conditions, invests at least 65% of total assets in common stocks of small-capitalization companies, defined as: the 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization); all companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index; and companies with market capitalizations lower than any companies included in the first two categories. For purposes of the 65% policy, the largest company in this group in which the fund intends to invest currently has a market capitalization of approximately $1.5 billion.

Risks

Principal risks are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In many instances, the frequency and volume of trading in these stocks is substantially less than is typical of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations or may be less liquid. When selling a large quantity of a particular stock, the fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Investment Adviser: Aeltus Investment Management, Inc.

AIM V.I. Capital Appreciation Fund

Investment Objective

Seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

Policies

The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.
The fund may also invest up to 20% of its total assets in foreign securities.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

Investment Adviser: AIM Advisors, Inc.

AIM V.I. Growth Fund

Investment Objective

Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

Policies

The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 20% of its total assets in foreign securities.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Investment Adviser: AIM Advisors, Inc.

AIM V.I. Growth and Income Fund

Investment Objective

Seeks growth of capital with a secondary objective of current income.

Policies

The fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The fund may also invest up to 20% of its total assets in foreign securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

Investment Adviser: AIM Advisors, Inc.

AIM V.I. Value Fund

Investment Objective

Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

Policies

The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

In anticipation of or in response to adverse market conditions or for cash management purposes, the fund may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

Risks

The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

Investment Adviser: AIM Advisors, Inc.

Fidelity Variable Insurance Products Fund--Equity Income Portfolio

Investment Objective

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Policies

Normally invests at least 65% of total assets in income-producing equity securities. May also invest in other types of equity securities and debt securities, including lower-quality debt securities. May invest in securities of both foreign and domestic issuers. Emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund--Growth Portfolio

Investment Objective

Seeks capital appreciation.

Policies

Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential. Companies with high growth potential tend to be companies with higher than average price/earning (P/E) ratios and are often called "growth" stocks. May invest in securities of both foreign and domestic issuers. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund--High Income Portfolio

Investment Objective

Seeks a high level of current income while also considering growth of capital.

Policies

Normally invests at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. May also invest in non-income producing securities, including defaulted securities and common stocks. Currently intends to limit common stocks to 10% of total assets. May invest in securities of both foreign and domestic issuers. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, interest rates or other factors that affect security values.

Risks

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Investment Adviser: Fidelity Management & Research Company

Fidelity Variable Insurance Products Fund II--Contrafund Portfolio

Investment Objective

Seeks long-term capital appreciation.

Policies

Normally invests primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. May invest in securities of both foreign and domestic issuers. May tend to buy "growth" stocks or "value" stocks, or a combination of both types. In making investment decisions, the investment adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. May use various techniques, such as buying and selling futures contracts, to increase or decrease exposure to changing security prices, interest rates or other factors that affect security values.

Risks

The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. Foreign investments, especially those in emerging markets, can be more volatile and potentially less liquid than U.S. investments due to increased risks of adverse issuer, political, regulatory, market or economic developments. "Growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks may not ever realize their full value.

Investment Adviser: Fidelity Management & Research Company

Janus Aspen Series--Aggressive Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

A nondiversified portfolio that invests primarily in common stocks selected for their growth potential and normally invests at least 50 percent of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. In addition, a nondiversified portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a nondiversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Policies

Normally invests 40-60 percent of its assets in securities selected primarily for their growth potential and 40-60 percent of its assets in securities selected primarily for their income potential. Will normally invest at least 25 percent of its assets in fixed-income securities. Assets may shift between the growth and income components of the Portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest a significant portion of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The income component of the Portfolio's holdings includes fixed-income securities which generally will decrease in value when interest rates rise. Another risk associated with fixed-income securities is the risk that an issuer of a bond will be unable to make principal and interest payments when due (i.e. credit risk). Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more susceptible to credit risk. They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Generally invests primarily in common stocks of larger, more established companies selected for their growth potential, although it can invest in companies of any size. May at times hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

Janus Aspen Series--Worldwide Growth Portfolio

Investment Objective

Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Policies

Invests primarily in common stocks of companies of any size throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country. May hold substantial positions in cash or similar investments.

Risks

Because the Portfolio may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. Performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities (high-yield/high-risk securities or "junk" bonds) or companies with relatively small market capitalizations. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Investments in such companies tend to be more volatile and somewhat more speculative. Issues associated with investing in foreign securities include currency risk, political and economic risk, regulatory risk, market risk and transaction costs. High-yield/high-risk securities are generally more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk). They are more vulnerable to real or perceived economic changes, political changes or other adverse developments specific to the issuer.

Investment Adviser: Janus Capital Corporation

MFS Total Return Series

Investment Objective

Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income.

Policies

Under normal market conditions, invests at least 40%, but no more than 75%, of net assets in common stocks and related securities (referred to as equity securities); bonds, warrants or rights convertible into stock; and depositary receipts for those securities. Invests at least 25% of net assets in non-convertible fixed income securities. May vary the percentage of assets invested in any one type of security (within the limits described above). Generally, seeks to purchase equity securities that the investment adviser believes are undervalued in the market relative to their long-term potential focusing on companies with relatively large market capitalization (i.e., market capitalizations of $5 billion or more). Fixed income securities include U.S. government securities, mortgage-backed and asset-backed securities, and corporate bonds.

Risks

In allocating investments, the series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. The value of securities held by the series may decline due to changing economic, political or market conditions, or disappointing earnings results. If anticipated events do not occur or are delayed, or if investor perceptions about undervalued securities do not improve, the market price of these securities may not rise or may fall. Fixed income securities are subject to interest rate risk (the risk that when interest rates rise, the prices of fixed income securities will generally fall) and credit risk (the risk that the issuer of a fixed income security will not be able to pay principal and interest when due). Securities with longer maturities are affected more by interest rate risk. Fixed income securities traded in the over-the-counter market may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

Investment Adviser: Massachusetts Financial Services Company

Oppenheimer Aggressive Growth Fund/VA

Investment Objective

Seeks to achieve long-term capital appreciation by investing in "growth-type" companies.

Policies

Invests mainly in equity securities, such as common stocks, preferred stocks and convertible securities, of issuers in the U.S. and foreign countries. The fund can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in developed markets. As a fundamental policy, the fund will normally invest in at least four countries (including the United States). The fund emphasizes investments in securities of "growth-type" companies. The fund may also invest in cyclical industries and in "special situations" that the fund's investment manager believes present opportunities for capital growth. "Special situations" are anticipated acquisitions, mergers or other unusual developments which, in the opinion of the manager, will increase the value of an issuer's securities, regardless of general business conditions or market movements.

Risks

The fund's investments in stocks are subject to changes in their value from a number of factors. They include changes in general stock market movements, or the change in value of particular stocks because of an event affecting the issuer. The fund expects to have substantial amounts of its investments in foreign securities. Therefore, it will be subject to the risks that economic, political or other events can have on the values of securities of issuers in particular foreign countries. Changes in interest rates can also affect stock prices. Investing in securities with high growth potential, which are often newer companies having a market capitalization of $200 million or less, involves substantially greater risks of loss and price fluctuations than larger cap issuers. Small-cap stock investments also pose certain risks because their stocks may be less liquid than those of larger issuers.

Investment Adviser: OppenheimerFunds, Inc.

Oppenheimer Main Street Growth & Income Fund/VA

Investment Objective

Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Policies

Invests in equity securities, such as common stocks, preferred stocks and convertible securities and in debt securities, of issuers in the U.S. and foreign countries. Although the fund can invest in securities of issues of all market capitalization ranges, it may focus from time to time on small to medium capitalization issuers (having a market capitalization of less than $5 billion). The fund can also use hedging instruments and certain derivative investments to try to manage investment risks.

Risks

The fund's investments in stocks and bonds are subject to changes in their value from a number of factors. They include changes in general stock and bond market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. High-yield, lower-grade bonds are subject to greater credit risks than investment-grade securities. The fund can have significant amounts of its assets invested in foreign securities. Therefore, it will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular foreign countries. Changes in interest rates can also affect stock and bond prices.

Investment Adviser: OppenheimerFunds, Inc.

Oppenheimer Strategic Bond Fund/VA

Investment Objective

Seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Policies

Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-rated high-yield securities of U.S. companies. Under normal market conditions, the fund invests in each of those three market sectors. However, the fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The fund can invest up to 100% of its assets in any one sector at any time, if the manager believes that in doing so the fund can achieve its objective without undue risk. The fund's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The fund can also use hedging instruments and certain derivative investments to try to enhance income or try to manage investment risks.

Risks

The fund's investments in debt securities are subject to changes in their value from a number of factors. They include changes in general bond market movements in the U.S. and abroad, or the change in value of particular bonds because of an event affecting the issuer. The fund can focus significant amounts of its investments in foreign debt securities. Therefore, it will be subject to the risks that economic, political or other events can have on the values of securities of issuers in particular foreign countries. These risks are heightened in the case of emerging market debt securities. Changes in interest rates can also affect securities prices.

Investment Adviser: OppenheimerFunds, Inc.

Portfolio Partners (PPI) MFS Emerging Equities Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests, under normal market conditions, at least 80% of total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are companies believed to be either early in their life cycle but which have the potential to become major enterprises, or major enterprises whose rates of earnings growth are expected to accelerate. Investments may include securities traded in the over-the-counter markets.

May also invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:

o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

o Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

o Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

o Foreign Markets Risk: Investment in foreign securities involves risks related to political, social and economic developments abroad. These risks result from differences between the regulations to which U.S. and foreign issuers and markets are subject.

o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners (PPI) MFS Research Growth Portfolio

Investment Objective

Seeks long-term growth of capital and future income.

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. May invest in companies of any size. Investments may also include securities traded on securities exchanges or in the over-the-counter markets.

May invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

Risks

Investment in the portfolio is subject to the following risks:

o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

o Over-the-Counter Risk: Equity securities that are traded over-the-counter may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

o Foreign Markets Risk: Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline if the U.S. dollar strengthens against these currencies or if foreign governments intervene in the currency markets.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners (PPI) MFS Value Equity Portfolio

Investment Objectives

Seeks capital appreciation

Policies

Invests primarily (at least 65% of total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Focuses on companies believed to have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Investments may include securities traded in the over-the-counter markets.

May invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:

o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

o Over the Counter Risk: Equity securities that are traded over the counter may be more volatile than exchange listed securities, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

o Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investment in foreign securities, and also have additional risks.

o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

o Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.

o Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Massachusetts Financial Services Company

Portfolio Partners (PPI) Scudder International Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Policies

Invests primarily (at least 65% of total assets) in the equity securities of foreign companies believed to have high growth potential. Normally invests in securities of at least three different countries other than the U.S. Focuses on issuers located primarily in Europe, Latin America, and the emerging markets of the Pacific Basin and Japan, but also may invest in select issues from elsewhere outside the U.S. Will invest in securities in both developed and developing markets. Seeks to invest in those companies believed to be best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly developing business franchises, strong financial positions, and high quality management capable of defining and implementing strategies to take advantage of local, regional or global markets.

Also may invest in debt securities issued by both U.S. and foreign companies, including non-investment grade debt securities.

Risks

Investment in the portfolio is subject to the following risks:

o Market and Company Risk: The value of the securities in which the portfolio invests may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. In addition, securities of growth companies may be more volatile because such companies usually invest a high portion of their earnings in their businesses and may lack the dividends of value companies, which can cushion the security prices in a declining market.

o Foreign Markets Risk: The portfolio's investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

o Currency Risk: The portfolio's exposure to foreign currencies may cause the value of the portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

o Emerging Growth Risk: The portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

o Interest Rate Risk: The portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of debt securities held by the portfolio will decline.

o Credit Risk: The portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities are more likely to have difficulty making timely payments of interest or principal.

Investment Adviser: Aetna Life Insurance and Annuity Company; Subadviser:
Scudder Kemper Investments, Inc.